UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2003

                         CAVALCADE OF SPORTS MEDIA, INC.
                         -------------------------------

             (Exact name of registrant as specified in its charter)


           Nevada                  000-31048           33-0766069
----------------------------      -----------      -------------------
(State or other jurisdiction       Commission         (IRS Employer
    of Incorporation)              File Number      Identification No.)


      12268 Via Latina, Del Mar, California                92914
     ----------------------------------------           ----------
     (Address of principal executive offices)           (Zip Code)



       Registrant's Telephone Number, including area code: (858) 481-2207

         (Former name or former address, if changed since last report.)


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                                    FORM 8-K

ITEM 5. OTHER EVENTS.

Increase in Authorized Capital
------------------------------

On July 14, 2003, stockholders holding a majority of the voting power of the corporation (52.35%), by written consent in accordance with the Nevada Revised Statutes, adopted the recommendation of the Board of Directors and amended
Article III of the Company's Articles of Incorporation, thereby increasing the Company's authorized capital to 300,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. Articles of Amendment were filed with the Nevada Secretary of State on July 16, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits 3.1 through 3.15 are incorporated herein by reference. Attached as
Exhibit 3.16 are the Articles of Amendment increasing the capital structure.

3.1* Certificate of Incorporation of Tren Property Corp., filed July 29, 1997 in Delaware.

3.2* Articles of Incorporation of Gemma Global, Inc., filed July 22, 1997 in Nevada.

3.3* Reorganization Agreement between Tren Property Corp. and Edward E. Litwak, dated January 1, 1998.

3.4* Certificate of Amendment to the Certificate of Incorporation of Tren Property Corp., changing its corporate name to Gemma Global, Inc. and increasing capital structure, filed February 23, 1998 in Delaware.

3.5* Certificate of Ownership and Merger of Gemma Global, Inc. (a Nevada Corporation) with and into Tren Property Corp. (a Delaware Corporation), filed February 23, 1998 in Delaware.

3.6* Articles/Certificate of Merger of Gemma Global, Inc. (a Nevada Corporation) with and into Gemma Global, Inc. formerly Tren Property Corp. (a Delaware Corporation) filed March 4, 1998 in Nevada.

3.7* Articles of Incorporation of Gemma Global, Inc., filed March 5, 1998 in Nevada.

3.8* Articles/Certificate of Merger (re-domestication) of Gemma Global , Inc. (Delaware) with and into Gemma Global, Inc. (Nevada) filed
        April 21, 1998.

3.9* Articles of Amendment to the Articles of Incorporation of Gemma Global, Inc., changing name to Pioneer2000, Inc. and increasing capital structure, filed March 4, 1999 in Nevada.

3.10* Certificate of Incorporation of Cavalcade of Sports Network, Inc., filed June 22, 1998 in New York.

3.11* Articles of Incorporation of Global Group International, Inc., filed March 23, 1999 in Nevada.

3.12* Certificate of Designation, Powers, Preferences and Rights of 1999-Global Group Series of Convertible Preferred Stock, filed
        December 14, 1999 in Nevada.

3.13* Articles of Amendment to the Articles of Incorporation of Pioneer2000, changing corporate name to Cavalcade or Sports Media, Inc., filed December 17, 1999 in Nevada.

3.14* Articles of Merger of Cavalcade of Sports Network, Inc. (New York) with and into Cavalcade of Sports Media, Inc. (Nevada), filed
        December 22, 1999 in Nevada.

3.15*   Certificate of Merger of Cavalcade of Sports Network, Inc. with and into
Cavalcade of Sports Media, Inc., filed December 30, 1999 in New York.

3.16 Articles of Amendment to the Articles of Incorporation of Cavalcade of Sports Media, Inc. increasing capital structure, filed July 16, 2003 in Nevada.


*Filed with 10-SB Registration Statement on March 20, 2001, and incorporated herein by reference.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CAVALCADE OF SPORTS MEDIA, INC.



                                    /s/ Ed Litwak
Date: July 21, 2003                 ___________________________________
                                    By: Ed Litwak, President, Chairman
                                                   And Secretary